NINTH AMENDMENT TO LOAN AGREEMENT
AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT

THIS NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGEEMENT is entered into as of July 25, 2018 (the “Ninth Amendment to Loan Agreement,” or this “Amendment”), between FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation (“Borrower”) and CITIBANK, N.A., a national banking association (“Lender”).

R E C I T A L S

A.Borrower and Lender are parties to the Existing Credit Agreement (refer to Section 1 for terms not defined in the body of this Amendment), including the Existing Forbearance Agreement defined below with respect to certain Specified Defaults.

B.Borrower has requested certain amendments to the Existing Credit Agreement and the terms of the Forbearance Agreement.  Subject to the terms and conditions herein, the Lender has agreed to such amendments, to be effective as of the Effective Date (unless otherwise expressly provided herein).

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Same Terms.  All terms used herein which are defined in the Existing Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Existing Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers.  In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 7 below are satisfied (or waived in writing by Lender).

“Existing Credit Agreement” means, collectively, that certain Loan and Security Agreement dated as of October 18, 2006, between Borrower and Lender, as amended by a First Amendment to Loan and Security Agreement  dated May 29, 2009, a Second Amendment to Loan and Security Agreement dated August 12, 2009, a Third Amendment to Loan and Security Agreement dated November 10, 2009, a Fourth Amendment to Loan and Security Agreement dated October 17, 2011 and a Fifth Amendment to Loan and Security Agreement dated March 19, 2014, a Sixth Amendment to Loan Agreement and Forbearance Agreement dated September 30, 2016, a Seventh Amendment to Loan Agreement and First Amendment to Forbearance Agreement dated December 29, 2017, and an Eighth Amendment to Loan Agreement and Second Amendment to Forbearance Agreement dated March 30, 2018.

“Existing Forbearance Agreement” means a Sixth Amendment to Loan Agreement and Forbearance Agreement dated September 30, 2016 between Borrower and Lender, as amended by a Seventh Amendment to Loan Agreement and First Amendment to Forbearance Agreement dated December 29, 2017 and an Eighth Amendment to Loan Agreement and Second Amendment to Forbearance Agreement dated March 30, 2018.

“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Page 1

“Specified Defaults” shall mean, collectively, Specified Defaults, as defined in the Existing Forbearance Agreement, and the failure by Borrower to make any payments due solely as a result of the occurrence of the Maturity Date as it existed prior to giving effect to this Amendment.

2.Amendments to Existing Credit Agreement.  On the Effective Date, the Existing Credit Agreement shall be deemed to be amended as follows:

(a)Section 1.5 of the Existing Credit Agreement shall be amended to read in its entirety as follows:

“1.5Applicable Margin, shall mean, for any day with respect to any Revolver Loan or with respect to the commitment fees payable hereunder, as the case may be, (a) with respect to the Applicable Prime Rate or the Libor Rate, 5.25%, and (b) with respect to the Commitment Fee Rate, 0.50%.”

(b)Section 1.51 of the Existing Credit Agreement shall be amended to read in its entirety as follows:

“1.51Maturity Date shall mean, unless the Note is sooner accelerated pursuant to Section 10.2 hereof, September 30, 2018.”

3.Amendments to Existing Forbearance Agreement.  On the Effective Date, the parties agree that (x) with respect to Lender’s agreement to forbear, the terms of Sections 3, 4, 5, 6, 8, and 13 of the Existing Forbearance Agreement shall continue in full force and effect and be ratified by the parties hereto, subject to the amendments thereto set forth in this section, and (y) the Existing Forbearance Agreement shall be deemed to be amended as follows:

(a)The introductory paragraph of Section 4 of the Existing Forbearance Agreement shall be amended to read in its entirety as follows:

“4.Forbearance.  Unless the Forbearance Period (as defined below) is sooner terminated as provided in Section 5, Lender hereby agrees to forbear from the exercise of any of its rights and remedies under the Existing Credit Agreement and the other Loan Documents in connection with the Specified Defaults and the Specified Anticipated Defaults for a period beginning as of the Effective Date and continuing through and including September 30, 2018 (the “Forbearance Period”).”

(b)Section 5A(i) of the Existing Forbearance Agreement shall be amended to read in its entirety as follows:”

“(i)End of Forbearance Period.  September 30, 2018;”

(c)Section 8 of the Existing Forbearance Agreement shall be amended to replace the reference to “June 30, 2018” therein with a reference to “September 30, 2018”.

(d)Section 13 of the Existing Forbearance Agreement shall be amended to replace each reference to “June 30, 2018” therein with a reference to “September 30, 2018”.

4.Confirmation of Revolving Credit Borrowing Base.  The parties agree that the Revolving Credit Borrowing Base remains $2,585,132.29 until next redetermined as provided in Article III of the Loan Agreement.

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Page 2

5.Agreement with Respect to Certain Properties.  The parties hereby agree and acknowledge that:

(a)upon receipt by Borrower of any additional interests in oil and gas properties during the Forbearance Period, Borrower will promptly provide Lender with adequate legal descriptions and properly executed and notarized Mortgages in form and substance satisfactory to Lender for filing such that Lender shall have a first-priority lien on any such acquired properties; and

(b)Section 7.7 of the Existing Credit Agreement prohibits the sale or other disposition of oil and gas properties, but to the extent that any sale or disposition may be approved by Lender in its sole discretion during the Forbearance Period, any net proceeds of such disposition that are applied to the payment of the Indebtedness shall result in an automatic reduction of the Borrowing Base by the amount of such payment.

6.No Waiver.  This Amendment shall not be construed as a consent to or waiver of the Specified Defaults or the Specified Anticipated Defaults or any other Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Existing Credit Agreement or any other Loan Document.  All rights and remedies of Lender are hereby expressly reserved with respect to the Specified Defaults and the Specified Anticipated Defaults any other Default or Event of Default which may now exist or hereafter occur.  This Amendment does not affect or diminish the right of Lender to require strict performance by Borrower of each provision of any Loan Document to which such Person is a party, except as expressly provided herein.  All terms and provisions of and all rights and remedies of Lender under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

7.Conditions Precedent to Effective Date.  The obligations, agreements and waivers of Lender as set forth in this Amendment are subject to the satisfaction (in the opinion of Lender), unless waived in writing by Lender, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A.Ninth Amendment to Loan Agreement.  Borrower shall have delivered to Lender duly executed counterparts of this Amendment.

B.Fees and Expenses.  Lender shall have received payment of the fees and expenses of Lender’s counsel invoiced on or before the Effective Date.

C.Representations and Warranties.  All representations and warranties contained herein or in the other Modification Papers or the documents referred to therein or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

8.Certain Representations.  Borrower represents and warrants that, as of the date of this Amendment:  (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and the Modification Papers executed by Borrower constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower of the Modification Papers.  In addition, Borrower

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Page 3

represents that after giving effect to this Amendment and subject to the matters disclosed in the Specified Defaults and the Specified Anticipated Defaults, all representations and warranties contained in the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of such date except as otherwise disclosed in writing by Borrower to Lender or disclosed in Borrower’s publicly filed disclosures with the SEC to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

9.No Further Amendments. Except as previously amended in writing or as amended hereby, the Existing Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

10.Release.  Borrower represents and warrants that as of the date of this Amendment, there are no claims or offsets or defenses or counterclaims to Borrower’s obligations under the Loan Documents, and in accordance therewith Borrower:

(a)waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising under the Loan Documents prior to the Effective Date; and

(b)releases and discharges Lender and its officers, directors, employees, agents, shareholders, affiliates and attorneys (the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the date of this Amendment and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party.

11.Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Existing Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Existing Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.  The Modification Papers shall constitute Loan Documents for all purposes.

12.Confirmation of Security.  Borrower hereby confirms and agrees that all of the deeds of trust, security agreements and other security instruments which presently secure the Indebtedness shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Indebtedness as described in the Existing Credit Agreement as modified by this Amendment.

13.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14.Incorporation of Certain Provisions by Reference.  The provisions of Section 11.5 of the Existing Credit Agreement captioned “GOVERNING LAW”, Section 11.6 of the Existing Credit Agreement captioned “SUBMISSION TO JURISDICTION” and Section 11.18 of the Existing Credit Agreement captioned “WAIVER OF JURY TRIAL” are incorporated herein by reference for all purposes.

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Page 4

15.Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Page 5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:

FIELDPOINT PETROLEUM CORPORATION

By: /s/ Phil Roberson

     Name: Phil Roberson

     Title: President

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Signature Page

LENDER:

CITIBANK, N.A.

By: /s/ Harry Vlandis

Name: Harry Vlandis

Title: Attorney In Fact, Citibank, N.A.

NINTH AMENDMENT TO LOAN AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT – Signature Page